EFH Corp. Q3 2012 Investor Call October 30, 2012 Exhibit 99.1

1
Safe Harbor Statement
Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the
Securities and Exchange Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s natural gas hedging program could be affected by, among other things: changes in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not generally moving with natural gas prices; any decrease in market heat rates as the program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lenders under the commodity collateral posting facility to perform their respective obligations; or any other event that results in the inability to continue to use a first lien on TCEH’s assets to secure a substantial portion of the hedges under the program.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Q&A Financial and Operational Overview Q3 2012 Review Paul Keglevic Executive Vice President & CFO

Consolidated: reconciliation of GAAP net loss to adjusted (non-GAAP) operating results
Q3

11 vs. Q3 12; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results - QTR
3
Factor Q3 11 Q3 12 Change
EFH Corp. GAAP net loss (710) (407) 303
Items excluded from adjusted (non-GAAP) operating results (noncash) (after tax):
Unrealized commodity-related mark-to-market net (gain) loss (89) 339 428
Unrealized mark-to-market net loss on interest rate swaps 402 14 (388)
Asset impairments, primarily mineral interests - 20 20
Charges related to EPA Cross State Air Pollution Rule
2
321 - (321)
EFH Corp. adjusted (non-GAAP) operating loss (76) (34) 42
1
Three months ended September 30.

Charges include, net of tax, $269 million of emission allowances impairments, $32 million of severance accruals, and $6 million of  mining asset impairments, all recorded in other deductions, and $14 million of incremental depreciation expense.

Consolidated: key drivers of the change in adjusted (non-GAAP) operating results
Q3 11 vs. Q3 12; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers - QTR
1
Competitive Business consists of Competitive Electric segment and Corporate and Other. 4
Description/Drivers
Better (Worse)
Than
Q3 11
Competitive Business¹:
Lower amortization of intangibles arising from purchase accounting 16
Higher nuclear and coal generation due to fewer derates 10
Higher fuel costs for coal and nuclear generation (6)
Lower net margin from asset management and retail activities, including the effects of milder weather (1)
Contribution margin     19
Lower depreciation reflecting increased useful lives and retirements of certain generation assets 14
Lower SG&A driven by employee-related costs and retail marketing and related expenses 7
Lower retail bad debt expense reflecting improved collections and customer mix 5
Lower operating costs reflecting decreased coal unit outages 4
Higher net interest expense driven by higher average rates (12)
Higher income tax benefit due primarily to increased lignite depletion and higher Texas margin tax in 2011 13
All other - net (4)
Total change - Competitive Business 46
Regulated Business:
Higher net revenues reflecting transmission and distribution tariff increases, automated meter surcharges and growth in points of delivery 32
Higher revenues from transmission cost recovery charges (largely offsets 3 party transmission fees on an annual basis) 17
Lower revenues primarily due to milder weather (31)
Higher depreciation and amortization reflecting infrastructure investment (7)
Higher 3  party transmission fees (6)
Higher net interest expense driven by increased borrowings (7)
Higher property taxes reflecting increased property tax rates (4)
All other – net 2
Change in Regulated Business (~80% owned by EFH Corp.) (4)
Total change in EFH Corp. adjusted (non-GAAP) operating results 42 rd
rd

Consolidated: reconciliation of GAAP net loss to adjusted (non-GAAP) operating results
YTD  11 vs. YTD 12; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results - YTD
5
Factor YTD 11 YTD 12 Change
EFH Corp. GAAP net loss (1,776) (1,408) 368
Items excluded from adjusted (non-GAAP) operating results (after tax) :
Unrealized commodity-related mark-to-market net loss 159 831 672
Unrealized mark-to-market net loss on interest rate swaps 572 8 (564)
Asset impairments, primarily mineral interests - 20 20
Charges related to EPA Cross State Air Pollution Rule 321 - (321)
Third-party fees associated with April 2011 TCEH debt amendment and extension transactions 64 - (64)
Debt extinguishment gains (16) - 16
Gain related to counterparty bankruptcy settlement (14) - 14
Income tax charges
4
13 - (13)
EFH Corp. adjusted (non-GAAP) operating loss (677) (549) 128
2
3
1
3
Nine months ended September 30.
Items are noncash except for fees associated with TCEH amendment and extension debt transactions, gain related to counterparty bankruptcy settlement, and 2011 income tax charge.
Charges include, net of tax, $269 million of emission allowances impairments, $32 million of severance accruals, and $6 million of  mining asset impairments, all recorded in other deductions, and $14 million of incremental depreciation expense.
YTD 2011 state income tax charges recorded as a result of TCEH amendment and extension transaction in April 2011.

1
2

Consolidated: key drivers of the change in adjusted (non-GAAP) operating results
YTD 11 vs. YTD 12; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers (after tax) - YTD
6
Description/Drivers
Better
(Worse)  Than
Q3 11
73
45
16
(30)
3
107
59
22
15
15
(95)
(12)
3
114
98
60
(44)
(36)
(24)
(12)
(10)
(10)
(8)
14
-
128
Competitive Business:
Higher net margin from asset management and retail activities, net of the effects of milder weather
Lower amortization of intangibles arising from purchase accounting
Higher nuclear generation due to refueling outage in 2011, partially offset by outages at coal units
Higher fuel costs for coal and nuclear generation
All other - net
Contribution margin
Lower depreciation reflecting increased useful lives and retirements of certain generation assets
Lower operating costs reflecting nuclear plant refueling outage in 2011, partially offset by coal unit outages and environmental expenses in 2012
Lower retail bad debt expense reflecting improved collections and customer mix
Lower SG&A driven by employee-related costs and retail marketing and related expenses
Higher net interest expense driven by higher rates
Property damage claim and sales tax refund in 2011
Other - net
Total change - Competitive Business
Regulated Business:
Higher net revenues reflecting transmission and distribution tariff increases, including advanced meter surcharges and growth in points of delivery
Higher revenues from transmission cost recovery charges (largely offsets 3  party transmission fees on an annual basis)
Lower consumption primarily due to milder weather
Higher 3  party transmission fees
Higher depreciation and amortization reflecting infrastructure investment
Higher operation and maintenance expense due to regulatory asset amortization and outside services and vegetation management costs
Higher taxes other than income driven by higher property tax rates
Higher net interest expense driven by increased borrowings
All other – net
Total change - Regulated Business (~80% owned by EFH Corp.)
Total change in EFH Corp. adjusted (non-GAAP) operating results rd
rd

EFH Corp. Adjusted EBITDA (Non-GAAP)
EFH Corp. Adjusted EBITDA (non-GAAP)
Q3 11 vs. Q3 12 and YTD 11 vs. YTD 12; $ millions
Q3 12 Q3 11
1,639
1,599
1,120
1,076
521
515
Oncor
7
1
See Appendix for Regulation G reconciliations and definition.  Includes $8 million, ($2) million, $22 million and $14 million in Q3 11, Q3 12, YTD 11 and YTD 12, respectively, of Corp. &
Other Adjusted EBITDA.
2
Three months ended September 30.
3
Nine months ended September 30.
YTD 12 YTD 11
4,222
4,031
2,854 2,739
1,354
1,270
4%
4%
3
1
2
TCEH
3%
1%
7%
5%
Q3 and YTD performance was largely driven by the same key drivers impacting adjusted
(non-GAAP) operating results.

Luminant Operational Results

Nuclear-fueled generation; GWh
Coal-fueled generation; GWh
Q3 12 Q3 11
4,956
14,546
15,772
5,276
8%
QTR
YTD 11
Q3 11 Q3 12
YTD 12
8%
YTD
6%
QTR
20%
YTD
16,473
15,179
45,096
35,929
YTD 11 YTD 12
Q3 and YTD 2012 Coal-Fueled Plant Results
Q3 – 1.3 TWh lower generation as a result of
1.9 TWh of higher economic backdown,
partially offset by 0.6 TWh of higher
generation due to improved reliability and
performance
YTD – 9.2 TWh lower generation as a result
of 5.0 TWh of higher economic backdown
and 4.2 TWh from more planned and
unplanned outage days
Q3 2012 Nuclear Plant Results
Solid safety performance
Higher generation due to improved
reliability
Top decile industry performance for
reliability and cost

Q3 2012 Results
Residential sales volumes declined
18% reflecting milder weather and a
6% decrease in customer counts
Residential attrition rates improved
66% compared to Q3 2011; best Q3
result since 2008
Lower SMB and LCI   volumes reflect
competitive intensity and focus on
margin discipline
Bad debt expense decreased by 50%
in Q3 12 compared to Q3 11
TXU Energy Operational Results
1
SMB – small business
2
LCI - large commercial and industrial
3
Latest twelve months
5.72%
LTM
0.96%
QTR
17.55%
QTR
17.74%
YTD
Total residential customers
End of period, thousands
Retail electricity sales volumes by customer class; GWh
1,578
1,563
YTD 11
SMB
LCI
Residential
Q3 11
15,147
38,005
Q3 11 Q2 12
18,676
9,586
7,892
3,445
2,116
4,694
Q3 12 Q3 12
1,563
1,658
22,362
9,955
5,688
7,885
2,846
1,757
31,262
12,488
Q3 12
YTD 12
1
1
2
3
2

Oncor Operational Results
Electric energy billed volumes
4
; GWh
Q3 11
Q3 12
1
SMB – small business; LCI – large commercial and industrial
2
AMS – Advanced Metering System
3
CREZ – Competitive Renewable Energy Zone
4
On average, billed volumes are on an approximate 17-day calendar lag; therefore, amounts shown reflect partial impacts from prior quarters
5
Latest twelve months
Residential
SMB & LCI
1
3,196
3,232
1%
LTM 5
Electricity distribution points of delivery
End of period, thousands of meters
Q3 12 Q2 12
3,225 3,232
Q3 2012 Results
Lower  Q3 and YTD 2012 Residential
volumes principally due to milder
weather in 2012 compared to 2011
Lower Q3 and YTD 2012 SMB & LCI
1
energy volumes due to milder
weather in 2012 compared to 2011
Execution of AMS
2
plan – ~289,000
advanced meters installed during Q3
2012; over 3.1 million installed
through September 30, 2012
$1.360 billion spent on CREZ
3
through September 30, 2012;
$461 million spent YTD 2012
Q3 12
36,463
34,093
88,626
85,466
Q3 11
YTD 11 YTD 12
3%
QTR
11%
QTR
9%
YTD

285
1,769
1,769
1,792
259
Facilities Limit LOCs/Cash Borrowings Availability Pro-forma Availability
EFH Corp. Liquidity Management
As of September 30, 2012
11
EFIH 1  Lien Debt Issuance
Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
3,116
EFH Corp. and TCEH continue to monitor capital market conditions for opportunities to ensure liquidity needs are met and to improve financial flexibility.
EFH Corp. (excluding Oncor) available liquidity
As of 9/30/12; $ millions
3,826
967
1,062
2,054
682
1,792
265
265
4,085
3
1
At September 30, restricted cash totaled $947 million after reduction for a $115 million letter of credit drawn in 2009 related to an office building financing.
The restricted cash supports letters of credit, of which $682 million are outstanding, leaving $265 million available.
2
Includes $680 million in cash held in escrow to settle the demand notes payable by EFH Corp. to TCEH.
3
Pro-forma liquidity availability includes net cash proceeds from EFIH 1    Lien Debt Issuance completed in October 2012.
2
2
st
1
st

12 12 12
Commodity Prices
Commodity Units
Q3 12
Actual
Q3 11
Actual
YTD 12
Actual
YTD 11
Actual BOY 12E
NYMEX gas price $/MMBtu $2.87 $4.13 $2.53 $4.22 $3.32
HSC gas price $/MMBtu $2.86 $4.10 $2.50 $4.17 $3.28
7x24 market heat rate (HSC) MMBtu/MWh 9.31 16.70 10.08 11.41 8.43
North Hub 7x24 power price $/MWh $26.68 $68.63 $24.82 $47.63 $27.60
TCEH weighted avg. hedge price
4
$/MMBtu $7.29 $7.39 $7.36 $7.55 $7.35
Gulf Coast ultra-low sulfur diesel $/gallon $3.07 $3.02 $3.06 $2.97 $3.14
PRB 8400 coal $/ton $6.67 $11.23 $7.20 $11.01 $7.25
LIBOR interest rate
5
percent 0.71% 0.47% 0.74% 0.45% 0.36%
Commodity prices
Q3 12, Q3 11, YTD 12, YTD 11 and BOY 12E; mixed measures
1
YTD 2011: nine months ended September 30, 2011; BOY 12E: 2012 estimate based on average of monthly commodity prices as of 9/28/12 for October 2012 through December 2012.
2
The actual prices are computed based on settled Gas Daily prices for Henry Hub.
3
Based on ERCOT Nodal market clearing price for North Hub.
4
Weighted average prices in the TCEH natural gas hedging program. Based on NYMEX Henry Hub prices of forward natural gas sales positions in the hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).
5
The index for the settled value is a 6-month LIBOR rate. The 2012 estimate is based on 3 month LIBOR.
3
2
1
1

Factor Measure 2012 2013 2014 Total or Avg.
6/30/12
Natural gas hedges mm MMBtu ~155 ~246 ~146 ~547
Wtd. avg. hedge price
1
$/MMBtu ~$7.32 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$2.96 ~$3.58 ~$3.95
Cum. MtM gain at 6/30/12
2
$ billions ~$0.8 ~$1.0 ~$0.6 ~$2.4
9/30/12
Natural gas hedges
3
mm MMBtu ~74 ~211 ~146 ~431
Wtd. avg. hedge price
1
$/MMBtu ~$7.35 ~$6.89 ~$7.80
Natural gas prices
4
$/MMBtu ~$3.32 ~$3.84 ~$4.18
Cum. MtM gain at 9/30/12
2
$ billions ~$0.4 ~$0.9 ~$0.6 ~$1.9
Q3 12 change in unrealized MtM (loss) gain $ billions ~($0.4) ~($0.1) ~0.0 ~($0.5)
13
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
9/30/12 vs. 6/30/12; mixed measures, pre-tax
Despite slightly higher gas prices, the value of the forward hedge program remains strong
1
Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the natural gas hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).  Where collars are reflected, sales price represents the approximate collar floor price. 6/30/12 prices for 2012 represent July 1, 2012 through December 31, 2012 values and 9/30/12 prices for 2012 represent October 1, 2012 through December 31, 2012 values.
2
MtM values include the effects of all transactions in the natural gas hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
3
As of 9/30/12, 2012 represents October 1, 2012 through December 31, 2012 volumes. Where collars are reflected, the volumes are estimated based on the notional position of the derivatives to provide protection against downward price movements.  The notional volumes for collars are approximately 150 million MMBtu, which correspond to a delta position of approximately 143 million MMBtu in 2014.
4
2012 represents the average of monthly forward prices for October 1, 2012 though December 31, 2012.

14 14
TCEH Natural Gas Exposure
TCEH Natural Gas Position
12-14
1
; million MMBtu
Hedges Backed by Asset First Lien
Open Position
Factor Measure 2012 2013 2014
Natural gas hedging program million MMBtu
~53             ~211 ~146
TXUE and LUME net positions million MMBtu ~15 ~31
Overall estimated percent of
total NG position hedged percent ~99% ~87% ~39%
TXUE and Luminant Net Positions
2
TCEH has hedged approximately 66% of its estimated natural gas price exposure through 2014
Hedges Backed by CCP
1
As of 9/30/12.  Balance of 2012 is from November 1, 2012 to December 31, 2012.  Assumes conversion of electricity positions based on a ~8.5 heat rate with natural gas generally being on the margin ~70-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated).
2
Includes estimated forward net wholesale and retail sales. Excludes any transactions associated with proprietary trading positions.
3
The 2014 position includes notional volume of approximately 150 million MMBtu costless collar with strikes of ~$7.80/MMBtu and ~$11.75/MMBtu for puts and calls, respectively. The delta equivalent short position is ~143 million MMBtu.
3
15
198
31
34
211
146 19
1
59
278
69
468
455
2012 2013 2014
~198

15 15 15
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
September 30, 2012 Change
BOY 12E Impact
$ millions
7X24 market heat rate (MMBtu/MWh)
2
~90 0.1 MMBtu/MWh ~1
NYMEX gas price ($/MMBtu) ~99 $1/MMBtu ~1
Diesel ($/gallon)
3
~100 $1/gallon ~0
Base coal ($/ton)
4
~100 $2/ton ~1
Generation operations
Nuclear- and coal / lignite-fueled generation (TWh) N/A 1 TWh ~10
Retail operations Q4 2012
Residential contribution margin ($/MWh) 5 TWh $1/MWh ~5
Residential consumption 5 TWh 1% ~2
Business markets consumption 4 TWh 1% ~1
Impact on EFH Corp. Adjusted EBITDA
1
12E; mixed measures
The majority of 2012 commodity-related risks are significantly mitigated.
1
2012 estimate based on commodity positions as of 9/30/12 and reflecting the impact of Clean Air Interstate Rule, net of natural gas hedges and net wholesale and retail sales.  Excludes gains and losses incurred prior to September 30, 2012.
2
Simplified representation of heat rate position in a single TWh position. Heat rate impacts are typically differentiated across plants and respective pricing periods: nuclear and coal-fueled plants generation (linked primarily to changes in North Hub 7x24), natural gas plants (primarily North Hub 5x16) and wind (primarily West Hub7x8). Assumes conversion of electricity positions based on a ~8.5 market heat rate with natural gas generally being on the margin ~70-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
3
Includes positions related to fuel surcharge on rail transportation.
4
Excludes fuel surcharge on rail transportation.

Estimate as of September 30, 2012; $billions
(pro forma for October 2012 EFIH 1
st
Lien issuance)
EFH / EFIH TCEH
1
1st Lien
-
$0.75
2
2nd Lien $0.69 $1.32
3
Total $0.69 $2.07
Estimated Secured Debt Capacity at EFH / EFIH and TCEH
1
16
2
EFH Corp. debt capacity reduced by any debt issued at EFIH and/or TCEH (other than indebtedness meeting the requirements of the refinancing carve-out).
3
EFIH debt capacity reduced by any debt issued at EFH Corp. and/or TCEH (other than indebtedness meeting the requirements of the refinancing carve-out).
4
TCEH debt capacity reduced by any debt issued at EFH Corp. and/or EFIH (other than indebtedness meeting the requirements of the refinancing carve-out).
5
Of this amount, $1.0B is permitted to be issued for cash (entire amount is permitted to be issued for exchanges).
6
TCEH is permitted to issue an unlimited amount of additional first-priority debt in order to refinance the first-priority debt outstanding under the TCEH Senior Secured Facilities.
2,3
5
6
4
$0.75
$0.69
$1.32
$0.69
$2.07
2nd Lien 1st Lien
The debt capacity numbers presented above are for informational purposes only and should not be relied upon in connection with any investment decision regarding the securities of
EFH Corp. or its subsidiaries. All of these amounts are estimates based on EFH Corp.'s current interpretation of the covenants set forth in its and its subsidiaries' applicable debt agreements and do not take into account exceptions in the agreements that may allow for the incurrence of additional secured debt, including, but not limited to, acquisition debt, coverage ratio debt, refinancing debt, capital leases and hedging obligations.  Moreover, such amounts  could change from time  to time as a result of, among other things, the termination of any debt agreement (or specific terms therein) or a change in the debt agreement that results from negotiations with new or existing lenders.  In addition, covenants included in agreements governing additional, future debt may impose greater or lesser restrictions on the incurrence of secured debt by EFH Corp. and its subsidiaries.  Consequently, the actual amount of senior secured debt that EFH Corp. and its subsidiaries are permitted to incur under their respective debt agreements could be materially different than the amounts provided above. EFH Corp. encourages you to review,  in consultation with your own advisors, its and its subsidiaries’ various debt agreements, which are on file with the
SEC, in order to assess the ability and capacity of EFH Corp. and its subsidiaries to incur additional debt (secured and unsecured) in the future.
1

Key Drivers
2013 Est. Impact vs.
2012 (millions) Assumptions
Commodity
$600 - $700
Smaller open hedge position: ~115M mmbtu
position @ ~$3.05 lower price
1
Change in average hedge price: $0.47/mmbtu
lower average price
1
in 2013 vs 2012 on
~500M mmbtu
New 2013 power sales at higher expected heat
rate net of lower implied market gas prices on
~68-70 TWh
2
Retail
$60 - $120
Lower volumes, weather, and continued
competitive pricing environment in 2013
17
2013 TCEH Adjusted EBITDA (non-GAAP) Key Drivers
1 Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions)
2 Excludes volume committed under a long term purchase contract
2012E TCEH
Adjusted EBITDA
$2,854
YTD
9/30/12
$?
Q4

TCEH Open EBITDA (non-GAAP) Estimate
Assumptions Units 2013E
Wholesale
Total coal and nuclear generation TWh
72 – 74
Estimated power price
2
$/MWh
$37 - $39
Average coal and nuclear cost
3
$/MWh
$30 - $32
Retail
Revenues
4
$ $4.0 - $5.0
Profitability percentage (after tax)
5
%
5 - 10%
TCEH Open EBITDA (non-GAAP)
1
Estimate
13E: $ millions
1 Open EBITDA is intended to provide a view of our projected earnings for the fiscal year ended December 31, 2013, assuming that (1) our expected coal and nuclear generation for 2013 is sold at market observed forward power prices as of 7/31/2012 less our expected costs to produce the power, including expected fuel expense,
O&M and SG&A expenses, (2) our retail revenues are derived from market observed retail rates, and (3) we do not engage in any natural gas and power hedging activities.  This is not intended to serve as an indication of what we expect our earnings to be for the fiscal year ended December 31, 2013, or how we intend to operate the business. EFH Corp. does not provide projected EBITDA for future periods and, as a result, there is no comparable GAAP financial measure to which we can reconcile Open EBITDA.
2 Estimated wholesale power prices for 2013 is based on average ERCOT North Hub prices as of 7/31/2012.
3    Includes fuel, O&M and SG&A expenses
4 Based on a 10.2¢ / kWh average residential and ~$1.5 billion of small and large business revenue based on trailing 12 months (Q4 2011 and Q1-Q3 2012). For residential new offer pricing please go to
www.powertochoose.org.
5 Calculation assumes a 35% overall tax rate
$700 - $1,300
2013E

19 Today’s Agenda Q&A Financial and Operational Overview Q3 2012 Review John Young President & CEO

HSC Natural Gas Prices
$/MMBtu
ERCOT North Hub ATC (7x24) Heat Rate
MMBtu/MWh
Forward Natural Gas Prices and Heat Rates
Forward gas prices have shown some indications of stabilizing.
Near Term heat rates continue to show volatility
1
Calendar 2012 represents market price for the balance of the year. For example, Calendar 2012 as of  September 2012 represents prices from October through December 2012.
2
2014 prices became observable year-end 2011.

1
ERCOT Capacity, Demand and Reserve (CDR) Summary, May 2012.  Prior CDR used for 2012.
2
ERCOT filing on Reserve Margin Analysis, PUCT Project No. 40000, October 22, 2012.
Resource Adequacy in ERCOT
ERCOT reserve margin
2012A-2017E; percent
Increase from Oct 2012 filing May 2012 CDR
13.9
13.75% target
reserve margin
Drivers of ERCOT October 2012 filing on
Reserve Margin Analysis
– Reduced load growth rate to Moody’s “Low”
economic growth forecast
• Lowered 2013 load forecast by ~1,000
MW (~1.5% lower)
• Approximately 0.5% reduction of 2013-
2018 annual load growth rate
– Starting in 2014, added pending resources
not included in May 2012 CDR of ~1,000 MW
Recent and pending PUCT/ERCOT actions
and potential deliberations:
– Increased system-wide offer cap to $5,000
effective June 1, 2013; $7,000 effective June
1, 2014; and $9,000 effective June 1, 2015
– ERCOT December CDR Report
– ERCOT review of whether 13.75% is the
appropriate target reserve margin
– Continued PUCT evaluation of long-term
solution
16.4
13.4
11.4
12.0
11.1
14.3
9.8
6.9
6.5
5.8
2.1
3.6
4.5
5.5
5.3
'12 '13 '14 '15 '16 '17
1
2

22 Today’s Agenda Q&A Financial and Operational Overview Q3 2012 Review EFH Corp. Senior Executive Team

23 Questions & Answers

24 Appendix – Additional Slides and Regulation G Reconciliations Appendix

Financial Definitions
Measure Definition
Adjusted (non-GAAP)
Operating Results
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.  These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring.  EFH Corp. uses adjusted (non-GAAP) operating results as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with
GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted EBITDA
(non-GAAP)
EBITDA adjusted to exclude interest income, noncash items, unusual items, results of discontinued operations and other adjustments allowable under the EFH Corp. senior secured notes indentures.  Adjusted EBITDA plays an important role in respect of certain covenants contained in these indentures.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations,
Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  See EFH Corp.’s filings with the SEC for a detailed reconciliation of EFH Corp.’s net income prepared in accordance with GAAP to Adjusted EBITDA.
Competitive Business
Results
Refers to the combined results of the Competitive Electric segment  and Corporate & Other.  Competitive Electric segment refers to the EFH Corp. business segment that consists principally of TCEH.
Contribution Margin (non-
GAAP)
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
EBITDA
(non-GAAP)
Net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization.
GAAP Generally accepted accounting principles.
Purchase Accounting The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.
Regulated Business Refers to the results of the Regulated Delivery segment, which consists largely of EFH Corp.’s investment in Oncor.

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2011 and 2012
$ millions
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting.
2
Q3 and YTD 11 include impairment of emission allowances and certain mining assets due to EPA rule issued in July 2011.
3
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
4
Includes incentive compensation expenses as well as professional fees and other costs related to generation plant reliability and supply chain efficiency initiatives.
5
Primarily represents Sponsor Group management fees.
6
Includes net third-party fees paid in connection with the April 2011 amendment and extension of the TCEH Senior Secured Facilities and settlement of amounts due from a hedging/trading counterparty.
7
Reflects noncapital outage costs.
Factor Q3 11 Q3 12 YTD 11 YTD 12
Net loss attributable to EFH Corp. (710) (407) (1,776) (1,408)
Income tax benefit (443) (296) (1,042) (879)
Interest expense and related charges 1,523 944 3,467 2,746
Depreciation and amortization 379 335 1,119 1,015
EBITDA 749 576 1,768 1,474
Adjustments to EBITDA (pre-tax):
Oncor distributions/dividends 32 31 64 100
Interest income - (1) (2) (2)
Amortization of nuclear fuel 35 41 104 124
Purchase accounting adjustments
1
44 33 182 74
Impairment and write-down of assets
2
428 8 429 9
Debt extinguishment gains - - (25) -
Equity in earnings of unconsolidated subsidiary (113) (109) (235) (249)
Unrealized net (gain) loss resulting from hedging transactions (138) 526 247 1,290
Noncash compensation expense
3
5 4 8 11
Severance expense 49 - 54 1
Transition and business optimization costs 4 16 12 30 31
Transaction and merger expenses 5 9 10 27 29
Restructuring and other 6 - 9 74 7
Expenses incurred to upgrade or expand a generation station 7 - 9 100 69
EFH Corp. Adjusted EBITDA per Incurrence Covenant 1,116 1,149 2,825 2,968
Add back Oncor adjustments 483 490 1,206 1,254
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 1,599 1,639 4,031 4,222

Table 2: TCEH Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2011 and 2012
$ millions
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting.
2
Q3 and YTD 11 include impairment of emission allowances and certain mining assets due to an EPA rule issued in July 2011.
3
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
4
Includes incentive compensation expenses as well as professional fees and other costs related to generation plant reliability and supply chain efficiency initiatives.
5
Primarily represents Sponsor Group management fees.
6
Includes net third-party fees paid in connection with the April 2011 amendment and extension of the TCEH Senior Secured Facilities and settlement of amounts due from a hedging/trading counterparty.
7
Reflects noncapital outage costs.
8
Represents the annualization of the actual six months ended September 30, 2011 EBITDA results for Oak Grove 2, which achieved the requisite 70% average capacity factor in the second quarter 2011.
9
Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.
Factor Q3 11 Q3 12 YTD 11 YTD 12
Net loss (709) (369) (1,660) (1,252)
Income tax benefit (375) (221) (874) (670)
Interest expense and related charges 1,372 749 3,020 2,200
Depreciation and amortization 371 328 1,097 992
EBITDA 659 487 1,583 1,270
Adjustments to EBITDA (pre-tax):
Interest income (20) (10) (66) (36)
Amortization of nuclear fuel 35 41 104 124
Purchase accounting adjustments 32 33 147 54
Impairment of assets and inventory write down 427 1 427 1
Unrealized net (gain) loss resulting from hedging transactions (138) 526 247 1,290
Net loss attributable to noncontrolling interests - - - 1
EBITDA amount attributable to consolidated unrestricted subsidiaries (2) (2) (5) (6)
Corp. depreciation, interest and income tax expense included in SG&A 4 4 11 13
Noncash compensation expense 5 3 8 8
Severance expense 50 - 52 1
Transition and business optimization costs 4 18 11 33 30
Transaction and merger expenses 5 9 10 28 29
Restructuring and other 6 (3) 7 70 6
Expenses incurred to upgrade or expand a generation station 7 - 9 100 69
TCEH Adjusted EBITDA per Incurrence Covenant 1,076 1,120 2,739 2,854
Expenses related to unplanned generation station outages 71 15 162 64
Pro forma adjustment for Oak Grove 2 reaching 70% capacity in Q2 2011 8 7 - 32 -
Other adjustments allowed to determine Adjusted EBITDA per Maintenance Covenant - - 8 -
TCEH Adjusted EBITDA per Maintenance Covenant 1,154 1,135 2,941 2,918
2
3`
9
1

1
Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets.
Table 3: Oncor Adjusted EBITDA Reconciliation
Three  and Nine Months Ended September 30, 2011 and 2012
$ millions
Factor Q3 11 Q3 12 YTD 11 YTD 12
Net income 144 139 302 321
Income tax expense 99 92 197 213
Interest expense and related charges 89 96 265 279
Depreciation and amortization 190 201 540 577
EBITDA 522 528 1,304 1,390
Interest income (7) (3) (25) (24)
Purchase accounting adjustments (7) (6) (22) (18)
Transition and business optimization costs and other 7 2 13 6
Oncor Adjusted EBITDA 515 521 1,270 1,354
1